UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 24, 2006

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170
(Commission File Number)	(IRS Employer Identification No.)

55 Executive Drive
Hudson, New Hampshire	03051-4903
(Address of Principal Executive Offices)	(Zip Code)

(603) 595-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION
Item 2.02. Results of Operations and Financial Condition.
On January 24, 2006, Presstek, Inc. (the “Company”) announced preliminary information related to its revenues for the fourth quarter of its fiscal year ended December 31, 2005. The press release related to this announcement is attached as Exhibit 99.1. These preliminary results are subject to revision until the Company reports its final audited results for the fiscal year ended December 31, 2005.
The information on this Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release of Presstek, Inc., dated January 24, 2006, announcing preliminary information related to revenues of the Company for the fourth quarter of its fiscal year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: January 27, 2006	/s/ Moosa E. Moosa
Moosa E. Moosa
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Press Release of Presstek, Inc., dated January 24, 2006, announcing preliminary information related to revenues of the Company for the fourth quarter of its fiscal year ended December 31, 2005.	Furnished herewith